Salona Global Medical Device Corporation Launches U.S. Sales Subsidiary; Acquires Team to Focus on Sales
and Marketing to Independent U.S. Hospitals and Group Purchasing Organizations (GPOs)

San Diego, California - November 30, 2021 - Salona Global Medical Device Corporation ("Salona" or the "Company") (TSXV:SGMD), an acquisition-oriented medical device company serving the global injury and surgery recovery (known as recovery science) market, has launched a new U.S. sales subsidiary, formed in the U.S. as a Limited Liability Company (the "LLC"), aimed at selling medical devices and supplies to small, independent hospitals and group purchasing organization ("GPO"). GPO's are organizations that offer small medical offices and clinics access to devices and supplies on a larger scale creating efficiencies by aggregating purchasing volumes.

Salona has created the LLC with an arm's length seasoned U.S. sales executive ("Agent") and his team with deep contacts and current sales relationships in the independent hospital and GPO sales channel on an exclusive basis. As part of the agreements to acquire the sales channel and existing customers, the Agent will receive 1,000,000 Salona Class "A" Shares (defined and details regarding these restricted, non-voting shares is below) so long as the LLC generates at least US$1,000,000 in profitable revenue for the quarter ending February 28, 2022, as well as additional equity incentives for generating profitable revenues from the channel as described below.

"We are pleased to launch this sales subsidiary and welcome the new team," said Les Cross, Chairman and interim CEO of the Company. "As we work to close additional acquisitions and focus on our future acquisition pipeline, we are simultaneously building a fully integrated medical device company with each transaction and partnership we form. In addition to our FDA approved production facility, our European sales channel, and our cash flow generating innovation team, we now add the GPO sales channel. Through this acquisition, we expect to add profitable revenues to our existing annual revenue base immediately. Once we close more acquisitions, we anticipate being able to increase organic revenue growth by making our products available to all of our sales channels."

Details of the Sales Subsidiary and Compensation for Profitable Sales

Salona has formed the LLC by contributing US$10,000 in organizational expenses and is the sole manager of the LLC, and, as such, holds all of the voting and participating units of the LLC. In addition to the initial revenue target of US$1,000,000 for the quarter ending February 28, 2022, for every US$50 block in marginal profit above market transfer pricing ("Sales Channel EBITDA") for the LLC during each quarter commencing with the three months ended February 28, 2022, and each of the quarterly periods thereafter through February 28, 2024 (up to US$10,000,000 in Sales Channel EBITDA), the Agent will receive $72 in Salona Class "A" Shares (based on the market price of the Salona Common Shares on November 29, 2021). The Agent has contributed the exclusive rights to sell to certain customers and related sales orders and supply agreements, in exchange for non-voting, non-participating units of the LLC that are exchangeable pursuant to a contribution and exchange agreement (the "Contribution and Exchange Agreement") with Salona into Class "A" non-voting common shares of Salona ("Salona Class "A" Shares"). The Salona Class "A" Shares have the same attributes as the common shares of Salona ("Salona Common Shares"), except that are not listed on the TSX Venture Exchange, do not carry the right to vote, and are convertible, subject to certain terms and conditions, including a provision prohibiting a holder of Salona Class "A" Shares from converting  Salona Class "A" Shares for Salona Common Shares if it would result in such holder holding more than 9.9% of the Salona Common Shares, into Salona Common Shares on a one-for-one basis. In addition, pursuant to the Contribution and Exchange Agreement, the Agent is restricted from holding more than 500,000 Salona Common Shares at any time and the maximum allotment is no more than 21,000,000 Salona Class "A" Shares.

For more information please contact:

Les Cross

Chairman of the Board and Interim Chief Executive Officer

Tel: 1 (800) 760-6826

Email: Info@Salonaglobal.com

Additional Information

All dollar amounts are expressed in Canadian currency unless otherwise indicated.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities for sale, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

There can be no assurance that any acquisition (including the particular acquisitions contemplated herein) will be completed or the timing of any acquisitions. Completion of any transaction will be subject to applicable director, shareholder and regulatory approvals.

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this release.

Certain statements contained in this press release constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan", and "anticipate", and similar expressions as they relate to the Company, including: the Company closing additional acquisitions; the Company expecting to add revenues as a result of the acquisition; and upon closing more acquisitions, the Company anticipating being able to increase organic revenue growth by making its products available to its sales channel. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including Salona cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the general business and economic conditions in the regions in which Salona operates; the ability of Salona to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; disruptions in or attacks (including cyber-attacks) on Salona's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which Salona is exposed; the failure of third parties to comply with their obligations to Salona or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by Salona; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in Salona's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Should any factor affect Salona in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, Salona does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release and Salona undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.